UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2011

COLDWATER CREEK INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21915 (Commission File Number)	82-0419266 (I.R.S. Employer Identification No.)

One Coldwater Creek Drive, Sandpoint, Idaho	83864
(Address of principal executive offices)	(Zip Code)

(208) 263-2266

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement

On January 18, 2011, Coldwater Creek Inc. (the “Company”), through its wholly-owned subsidiaries Coldwater Creek U.S. Inc., Coldwater Creek the Spa, Inc. and Coldwater Creek Merchandising & Logistics Inc. (collectively, the “Borrowers”), entered into a Second Amendment (the “Second Amendment”) to the Amended and Restated Credit Agreement with Wells Fargo Retail Finance, LLC, originally dated February 13, 2009 to extend the maturity date one additional year to February 13, 2013. The amount available under the facility was unchanged by the amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 2011

COLDWATER CREEK INC.

/s/ James A. Bell
James A. Bell
Senior Vice President and Chief Financial Officer